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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 15, 2000




                                 TRANSPRO, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                                   1-13894                            34-1807383
(State or other jurisdiction                (Commission File Number)                 (I.R.S. Employer
     of incorporation)                                                              Identification No.)

                     100 Gando Drive, New Haven, Connecticut
                 06513 (Address of principal executive offices,
                               including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5.  OTHER EVENTS

         On September 15, 2000, TransPro, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the discontinuation of the quarterly cash dividend.



Item 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibits are filed as part of this report:


99.1     Press Release dated September 15, 2000



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TRANSPRO, INC.


Date: September 19, 2000      By: /s/ Henry P. McHale
                                  ----------------------------------------------
                                  Henry P. McHale
                                  President, Chief Executive Officer and
                                  Director

Date: September 19, 2000      By: /s/ Timothy E. Coyne
                                  ----------------------------------------------
                                  Timothy E. Coyne
                                  Vice President, Treasury, Secretary,
                                  Controller and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)


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